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                       SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549


                                    Form 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported) November 30, 1999


                      Residential Asset Funding Corporation
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             (Exact name of registrant as specified in its charter)



         North Carolina                   333-81721               56-2064715
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(State or Other Jurisdiction of       (Commission File        (I.R.S. Employer
         Incorporation)                    Number)           Identification No.)


             301 South College Street
            Charlotte, North Carolina                               28288-0610
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     (Address of Principal Executive Offices)                       (Zip Code)


        Registrant's telephone number, including area code (704) 374-4868
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                                    No Change
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          (Former name or former address, if changed since last report)
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

                  Item 2.           Acquisition or Disposition of Assets


                  Description of the Notes and the Mortgage Loans


                  Residential Asset Funding Corporation registered issuances of up to $500,000,000 principal amount of Asset Backed Notes and Asset Backed Certificates on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended (the "Act"), by the Registration Statements on Form S-3 (Registration File No. 333-81721) (the "Registration Statement"). Pursuant to the Registration Statement, RBMG Funding Co. Mortgage Loan Trust 1999-2 (the "Issuer") issued $125,000,000 in aggregate principal amount of its Asset Backed Notes, Class A-1 and Class A-2, Series 1999-2 (the "Notes"), on November 30, 1999. This Current Report on Form 8-K is being filed to satisfy an undertaking to file copies of certain agreements executed in connection with the issuance of the Notes.

                  The Notes were issued pursuant to an Indenture (the "Indenture") attached hereto as Exhibit 4.1, dated as of November 1, 1999, between RBMG Funding Co. Mortgage Loan Trust 1999-2, and Bankers Trust Company, in its capacity as indenture trustee (the "Indenture Trustee"). The Notes represent non-recourse obligations of the Issuer, which obligations are secured by a pledge of mortgage loans and certain related property. Bankers Trust Company will serve as indenture trustee with respect to the Notes.

                  The assets of the Trust consist primarily of (i) two groups of fixed and adjustable rate, residential one- to four-family, first lien mortgage loans (the "Mortgage Loans") to be pledged to the Indenture Trustee for the benefit of the holders of the Notes, (ii) all payments in respect of principal and interest on the Mortgage Loans (other than any principal or interest payments on the Mortgage Loans due prior to the Cut-Off Date), (iii) the Issuer's rights under the Sponsor Sale Agreement, the Servicing Agreement and the Cap Agreement, (iv) the rights of the Indenture Trustee under the Insurance Policy, (v) certain other property.

                  Interest distributions on each Class of Notes are based on the aggregate principal balance thereof and the then applicable Note Interest Rate thereof. With respect to the Class A-1 Notes, the Note Interest Rate is LIBOR plus 0.35% for each Interest Period prior to the Redemption Date and LIBOR plus 0.70% for each Interest Period thereafter. With respect to the Class A-2 Notes, the Note Interest Rate is LIBOR plus 0.38% for each Interest Period prior to the Redemption Date and LIBOR plus 0.76% for each Interest Period thereafter.

                  As of November 1, 1999, the Mortgage Loans possessed the characteristics described in the Prospectus dated September 9, 1999 and the Prospectus Supplement dated November 18, 1999 filed pursuant to Rule 424(b)(2) of the Act on November 24, 1999.

         Item 5.           Incorporation of Certain Documents by Reference


                  The consolidated financial statements of Ambac Assurance Corporation and its subsidiaries as of December 31, 1998 and December 31, 1997, and for each of the years in the three-year period ended December 31, 1998, included in the Annual Report of Form 10-K of Ambac Financial Group, Inc. (which was filed with the Securities and Exchange Commission on March 30, 1999; Commission File Number 1-10777) and the unaudited consolidated financial statements of Ambac Assurance Corporation and subsidiaries as of September 30, 1999, and for the periods ended September 30, 1999 and September 30, 1998, included in the Quarterly Report on Form 10-Q of Ambac Financial Group, Inc. for the period ended September 30, 1999 (which was filed with the Securities and Exchange Commission on November 12, 1999) are hereby incorporated by reference in (i) this Current Report on Form 8-K; (ii) the prospectus; and (iii) the prospectus supplement for RBMG Funding Co. Mortgage Loan Trust 1999-2, Asset-Backed Notes, Series 1999-2, and shall be deemed to be part hereof and thereof.

                  In connection with the issuance of the RBMG Funding Co. Mortgage Loan Trust Asset Back Notes, Series 1999-2 (the "Notes), the registrant is filing herewith the consents of KPMG LLP ("KPMG") to the use of their name and the incorporation by reference of their report in the prospectus supplement relating to the issuance of the Notes. The consents of KPMG are attached hereto as Exhibit 23.1.


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

         Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.


         (a)      Not applicable

         (b)      Not applicable

         (c) Exhibit 1.1. Underwriting Agreement, dated November 18, 1999, between Residential Asset Funding Corporation and First Union Securities, Inc.

                  Exhibit 4.1. Indenture, dated as of November 1, 1999, between the Issuer and the Indenture Trustee.

                  Exhibit 8.1. Opinion of Dewey Ballantine LLP regarding tax matters, dated November 30, 1999.

                  Exhibit 10.1. Indemnification Agreement, dated as of November 18, 1999, among Ambac Assurance Corporation and First Union Securities, Inc.

                  Exhibit 10.2. Insurance and Indemnity Agreement, dated as of November 30, 1999, among Ambac Assurance Corporation, Meritage Mortgage Corporation, RBMG, Inc., Ocwen Federal Bank FSB, RBMG Asset Management Company, Inc., RBMG Funding Co., Residential Asset Funding Corporation, RBMG Funding Co. Mortgage Loan Trust 1999-2 and Bankers Trust Company.

                  Exhibit 23.1. Consent of KPMG regarding consolidated financial statements of the Ambac Assurance Corporation and Subsidiaries.

                                   SIGNATURES


                  Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.




                           RESIDENTIAL ASSET FUNDING CORPORATION,
                           as Sponsor and on behalf of RBMG Funding Co. Mortgage
                             Loan Trust 1999-2

                           Registrant



                          By: /s/ Shanker Merchant
                              ----------------------------------
                              Name:  Shanker Merchant
                              Title: Senior Vice President




Dated:  December 10, 1999

                                  EXHIBIT INDEX




Exhibit No.                Description

Exhibit 1.1. Underwriting Agreement, dated November 18, 1999, between Residential Asset Funding Corporation and First Union Securities, Inc.

Exhibit 4.1. Indenture, dated as of November 1, 1999, between the Issuer and the Indenture Trustee.

Exhibit 8.1. Opinion of Dewey Ballantine LLP regarding tax matters, dated November 30, 1999.

Exhibit 10.1. Indemnification Agreement, dated as of November 18, 1999, among Ambac Assurance Corporation and First Union Securities, Inc.

Exhibit 10.2. Insurance and Indemnity Agreement, dated as of November 30, 1999, among Ambac Assurance Corporation, Meritage Mortgage Corporation, RBMG, Inc., Ocwen Federal Bank FSB, RBMG Asset Management Company, Inc., RBMG Funding Co., Residential Asset Funding Corporation, RBMG Funding Co. Mortgage Loan Trust 1999-2 and Bankers Trust Company.

Exhibit 23.1. Consent of KPMG regarding consolidated financial statements of the Ambac Assurance Corporation and Subsidiaries.